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                                                                    Exhibit 10.6

                              CONTRACT CHANGE ORDER

PURCHASER:                         US Airways Group, Inc.

AGREEMENT:                         Master Purchase Agreement number MPA-515
                                   dated May 9, 2003 between US Airways Group,
                                   Inc. and Bombardier Inc., represented by Bombardier Aerospace - Regional Aircraft (the
                                   "Purchase Agreement").

C.C.O. NO.:                        001

DATE OF ISSUE:                     January 26, 2004

NO. OF PAGES:                      5

REASONS FOR CHANGE:                Addition of Letter Agreement No. 21 to the
                                   Purchase Agreement.

DESCRIPTION OF AGREED CHANGES

1.0 Letter Agreement No. 21 is hereby added to the Purchase Agreement and is attached hereto as Attachment 1.

        ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED

FOR AND ON BEHALF OF                           FOR AND ON BEHALF OF

BOMBARDIER INC.                                US AIRWAYS GROUP, INC.
Bombardier Aerospace - Regional Aircraft


Signed: /s/ Nicolas Mastroianni                Signed: /s/ Eilif Serck-Hanssen
        --------------------------------               -------------------------

Name:   Nicolas Mastroianni                    Name:   Eilif Serck-Hanssen
        --------------------------------               -------------------------

Title:  Account Executive, Contracts           Title:  VP-Finance and Treasurer
        --------------------------------               -------------------------

Date:   January 27, 2004                       Date:   January 27, 2004
        --------------------------------               -------------------------

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January 26, 2004


US Airways Group, Inc.
2345 Crystal Drive
Arlington, Virginia
22227  USA


Ladies and Gentlemen,

Letter Agreement No. 21 (the "Letter Agreement") to Purchase Agreement No. MPA-515 dated May 9, 2003 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and US Airways Group, Inc. ("Buyer") relating to the purchase of eighty-five (85) Bombardier CRJ Aircraft.

Subject:

This Letter Agreement, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0  ***:

     (i)   ***

           ***

           ***

           ***

                                            ------------------------------------
                                            Initials

                                            US Airways_______ Bombardier________
                                            ------------------------------------

                                      -1-

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     (ii)  ***

2.0  ***

3.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 In the event of the termination of the Agreement, this Letter Agreement shall automatically become null and void.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this Letter Agreement and the Agreement and/or the applicable Supplement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours very truly,
Bombardier Aerospace


/s/ Nicolas Mastroianni
-------------------------------
Name:  Nicolas Mastroianni
Title: Account Executive, Contracts
       Regional Aircraft


Agreed and accepted this 27th day of January, 2004

US Airways Group, Inc.

/s/ Eilif Serck-Hanssen
-------------------------------
Name:  Eilif Serck-Hanssen
Title: Vice President - Finance & Treasurer

                                            ------------------------------------
                                            Initials

                                            US Airways_______ Bombardier________
                                            ------------------------------------

                                      -2-